UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2024

ODYSSEY MARINE EXPLORATION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31895	84-1018684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 S. Hoover Blvd., Suite 210

Tampa, Florida 33609

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (813) 876-1776

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OMEX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 30, 2024, Odyssey Marine Exploration, Inc. (the “Company”) was notified by the listing qualifications staff of Nasdaq Regulation (“Nasdaq”) that the Company did not satisfy the minimum $35.0 million market value of the listed securities requirement for 30 consecutive business days, as required under Nasdaq Listing Rule 5550(b)(2) for the Nasdaq Capital Market. In accordance with the Nasdaq Listing Rules, the Company has a 180-calendar day period, ending April 28, 2025, to regain compliance with the market capitalization requirement. To become compliant, the Company must evidence a market value of listed securities of at least $35.0 million for a minimum of ten consecutive business days.

On November 4, 2024, the Company was notified by the listing qualifications staff of Nasdaq that the Company did not satisfy the $1.00 minimum bid price requirement for 30 consecutive business days, as required under Nasdaq Listing Rule 5550(a)(2) for the Nasdaq Capital Market. In accordance with the Nasdaq Listing Rules, the Company has a 180-calendar day period, ending May 5, 2025, to regain compliance with the minimum bid price requirement. To become compliant, the Company must evidence a minimum bid price of at least $1.00 per share of its common stock for a minimum of ten consecutive business days.

If the Company does not regain compliance with both rules prior to the expiration of the respective compliance periods, it will receive written notification that its securities are subject to delisting, and at that time the Company may appeal the delisting determination to a hearing panel. The notices have no immediate impact on the listing of the Company’s securities on the Nasdaq Capital Market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYSSEY MARINE EXPLORATION, INC.

Dated: November 5, 2024	By:	/s/ Mark D. Gordon
Mark D. Gordon
Chief Executive Officer